UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 19, 2008

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center
Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

In order to comply with certain federal income tax regulations and make certain other administrative changes, Wachovia Corporation (“Wachovia”) has entered into amendments to certain agreements and/or plans with certain of Wachovia’s executive officers, including named officers in Wachovia’s 2008 proxy statement. The amendments are described below in this Item 1.01 and do not increase or materially alter the benefits provided in such agreements and/or plans.

Amendment to Elective Deferral Plan

On December 19, 2008, Wachovia adopted an amendment and restatement of the Wachovia Corporation Elective Deferral Plan (the “Deferral Plan”). Certain executive officers of Wachovia are eligible to participate in the Deferral Plan and its purpose is to allow participants to defer receipt of portions of their salary and/or annual incentive payments into investment accounts.

The amendment and restatement to the Deferral Plan (1) freezes any future voluntary deferrals of compensation under the plan after December 31, 2008 until determined otherwise by the committee authorized to administer the plan, (2) makes certain technical amendments in order to comply with Internal Revenue Code Section 409A and implementing regulations (the “409A Rules”), including but not limited to (i) clarifying the time by which new participants must submit applicable deferral elections, and (ii) specifying the timing requirements for payment of lump sum benefits under the Deferral Plan in the event of a participant’s separation from service, and (3) provides active participants with the ability prior to December 31, 2008 to make a special distribution election indicating a new time and form of distribution for post-2004 deferrals under the Deferral Plan in accordance with certain transition relief provided by the Internal Revenue Service for compliance with the 409A Rules. The amendments do not increase or otherwise change the amount of benefits that participants are entitled to receive under the Deferral Plan. This summary of the material terms of the amendment to the Deferral Plan is qualified in its entirety by reference to that amendment, a copy of which is filed as Exhibit (10)(a) to this Report and incorporated herein by reference.

Amendment to Savings Restoration Plan

On December 19, 2008, Wachovia adopted an amendment and restatement to the Wachovia Corporation Savings Restoration Plan (the “Savings Restoration Plan”) which applies only to amounts deferred under the plan on or after January 1, 2005 that are not grandfathered for purposes of application of the 409A Rules (the “Non-Grandfathered Savings Restoration Plan”), as well as a separate amendment to the Savings Restoration Plan (as amended and restated on January 1, 2002) which applies only to amounts deferred under the plan before January 1, 2005 that are grandfathered for purposes of application of the 409A Rules (the “Grandfathered Savings Restoration Plan”). Certain executive officers of Wachovia participate in the Savings Restoration Plan and its purpose is to restore the benefits that are lost as a result of the contribution limitations imposed by the Internal Revenue Service on 401(k) plans, such as the

Wachovia Savings Plan. The Savings Restoration Plan was previously frozen effective as of December 31, 2007 to new participation in, and any future deferrals of compensation under, the Savings Restoration Plan.

The amendment and restatement to the Non-Grandfathered Savings Restoration Plan (1) incorporates prior amendments to the Non-Grandfathered Savings Restoration Plan and (2) makes certain technical amendments in order to comply with the 409A Rules. The separate amendment to the Grandfathered Savings Restoration Plan (1) makes certain additional technical amendments in order to comply with the 409A Rules and (2) clarifies that the Grandfathered Savings Restoration Plan is applicable to participants actively employed by Wachovia on or after January 1, 2002 and only with respect to amounts deferred under the Grandfathered Savings Restoration Plan prior to January 1, 2005.

The amendments do not increase or otherwise change the amount of benefits that participants are entitled to receive under the Savings Restoration Plan. This summary of the material terms of the amendments to the Savings Restoration Plan is qualified in its entirety by reference to those amendments, copies of which are filed as Exhibits (10)(b) and (10)(c) to this Report and incorporated herein by reference.

Amendment to Legacy First Union Benefit Restoration Plan

On December 19, 2008, Wachovia adopted an amendment and restatement to the Legacy First Union Benefit Restoration Plan (the “Benefit Restoration Plan”) which applies only to amounts deferred under the Benefit Restoration Plan on or after January 1, 2005 that are not grandfathered for purposes of application of the 409A Rules (the “Non-Grandfathered Benefit Restoration Plan”), as well as a separate amendment to the Benefit Restoration Plan (as amended and restated on April 20, 1999) which applies only to amounts deferred under the Benefit Restoration Plan before January 1, 2005 that are grandfathered for purposes of application of the 409A Rules (the “Grandfathered Benefit Restoration Plan”). Certain executive officers of Wachovia participate in the Benefit Restoration Plan and its purpose is to restore benefits that were lost as a result of legal limits imposed by the Internal Revenue Service that applied to the Legacy First Union Corporation Pension Plan and Trust. The Benefit Restoration Plan was previously frozen effective as of December 31, 2007 to future benefit accruals under that plan.

The amendment and restatement to the Non-Grandfathered Benefit Restoration Plan (1) makes certain technical amendments in order to comply with the 409A Rules, including but not limited to (i) revising certain definitions, such as the definition of “change of control” to reflect the requirements of the 409A Rules, (ii) eliminating certain payment triggers that are not permissible for purposes of the 409A rules, (iii) providing a general prohibition on accelerated payments, and (iv) providing for a six-month delay for payments to any “specified employee” under the 409A Rules who terminates from employment and is entitled to payments under the terms of the Benefit Restoration Plan, (2) provides that optional form of payment elections by participants will not be allowed after December 31, 2008, except as may be permitted under the 409A Rules, (3) removes a provision providing for offset of amounts payable under the Benefit Restoration Plan by amounts payable under another specified nonqualified deferred compensation plan to avoid an impermissible deferral or acceleration of benefits under the 409A

Rules, and (4) adds certain standard administrative provisions related to administration, claims procedures and amendment and interpretive authority under the Benefit Restoration Plan. The separate amendment to the Grandfathered Benefit Restoration Plan (1) makes certain technical amendments in order to comply with the 409A Rules and (2) adds certain standard administrative provisions to conform administration of the Grandfathered Benefit Restoration Plan to the Non-Grandfathered Benefit Restoration Plan.

The amendments do not increase or otherwise change the amount of benefits that participants are entitled to receive under the Benefit Restoration Plan. This summary of the material terms of the amendments to the Benefit Restoration Plan is qualified in its entirety by reference to those amendments, copies of which are filed as Exhibits (10)(d) and (10)(e) to this Report and incorporated herein by reference.

Amendment to Deferred Compensation Plan for Non-Employee Directors

On December 19, 2008, Wachovia adopted an amendment and restatement of the Wachovia Corporation Deferred Compensation Plan for Non-Employee Directors (the “Directors’ Plan”). All of the non-employee directors of Wachovia are eligible to participate in the Directors’ Plan and its purpose is to allow participants to defer receipt of payment of their directors’ fees into deferral accounts.

The amendment and restatement to the Directors’ Plan applies only to amounts deferred under the plan on or after January 1, 2005 that are not grandfathered for purposes of application of the 409A Rules and (1) freezes any future voluntary deferrals of compensation under the Directors’ Plan after December 31, 2008 unless determined otherwise by the committee authorized to administer the Directors’ Plan, (2) removes a provision that would have allowed a director to continue participation in the Directors’ Plan upon becoming a director of a subsidiary of Wachovia, and (3) makes certain additional technical amendments in order to comply with the 409A Rules. The terms of the Directors’ Plan, as in effect prior to the amendment and restatement, will continue to apply to amounts deferred prior to January 1, 2005.

The amendments do not increase or otherwise change the amount of benefits that participants are entitled to receive under the Directors’ Plan. This summary of the material terms of the amendment to the Directors’ Plan is qualified in its entirety by reference to that amendment, a copy of which is filed as Exhibit (10)(f) to this Report and incorporated herein by reference.

Amendments to Certain Employment Agreements

On December 29, 2008, Wachovia entered into amendments (the “Amendments”) to the employment agreements between Wachovia and Benjamin P. Jenkins, III, David M. Carroll, Stephen E. Cummings, David K. Zwiener, Thomas J. Wurtz, and certain other Wachovia executive officers, whereby, the parties thereto agreed to make certain amendments in order to comply with the 409A Rules. The Amendments clarify (1) for executives currently employed by Wachovia, in the event of the executive’s disability, his or her employment will be deemed to be terminated at the end of six months of disability leave, (2) for executives currently employed by Wachovia, that the cash continuance payments to which an executive may be entitled to receive under his or her employment agreement will be paid in installments following a qualifying termination unless the qualifying termination occurs as a result of a change in control event that satisfies certain requirements under the 409A Rules, (3) that to the extent cash continuance payments are paid in installments, the installments will be paid semi-monthly, (4) that any post-employment consulting services that the executive may be asked to perform would not exceed 20% of the level of services performed while the executive was an employee of Wachovia, (5) the timing for payment of reimbursements or benefits under certain fringe benefit plans, (6) that the value of any welfare benefits cannot be cashed-out as required under the 409A Rules, (7) in accordance with the requirements of the 409A Rules, that stock options remaining exercisable following an executive’s termination of employment pursuant to the terms of the executive’s agreement are subject to a maximum exercise period ending on the earlier of the latest date on which the stock option could have expired by its original terms or the tenth anniversary of the date on which the stock option was granted, (8) the special timing rules and other requirements applicable under the 409A Rules for reimbursement or direct payment of legal expenses and tax-gross up payments, (9) that the 409A Rules prohibit the acceleration of payment of deferred compensation, and (10) for employment agreements entered into after 2006, the manner in which payments would be reduced, if necessary, to comply with Wachovia’s Policy Regarding Shareholder Approval of Future Severance Agreements. The Amendments also make certain technical clarifications to the existing provision of the executives’ employment agreements imposing a six-month delay on payment of deferred compensation (including certain severance pay and other benefits) to an executive who is a “specified employee” at the time of his or her termination of employment, as defined in the 409A Rules. For former Wachovia executives whose employment has previously terminated and who are currently receiving payments or other benefits under their agreements, the Amendments also clarify (a) the manner in which the executive may elect to reduce compensation or benefits in the event that the excess parachute tax rules require such a reduction and (b) that compensation and benefits would not be reinstated in the event that Wachovia ceases paying compensation and benefits under the agreement if the executive does not comply with certain obligations described in the employment agreement.

The Amendments do not increase or otherwise change the amount of payments or other benefits that the executives may be entitled to receive under their agreements. This summary of the material terms of the Amendments is qualified in its entirety by reference to the Amendments, copies of which are filed as Exhibits (10)(g) through (10)(l) to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

(10)(a)	Amended and Restated Wachovia Corporation Elective Deferral Plan (as amended and restated effective January 1, 2009)

(10)(b)	Amended and Restated Wachovia Corporation Savings Restoration Plan (as amended and restated effective December 31, 2008)

(10)(c)	Amendment 2008-1 to the Wachovia Corporation Savings Restoration Plan (as amended and restated effective January 1, 2002)

(10)(d)	Amended and Restated Legacy First Union Corporation Benefit Restoration Plan (as amended and restated December 31, 2008)

(10)(e)	Amendment 2008-1 to the Legacy First Union Corporation Benefit Restoration Plan (as amended and restated April 20, 1999)

(10)(f)	Amended and Restated Deferred Compensation Plan for Non-Employee Directors of Wachovia Corporation (as amended and restated effective December 31, 2008)

(10)(g)	Amendment No. 2 to Employment Agreement between Wachovia and Benjamin P. Jenkins, III

(10)(h)	Amendment No. 2 to Employment Agreement between Wachovia and David M. Carroll

(10)(i)	Amendment No. 2 to Employment Agreement between Wachovia and Stephen E. Cummings

(10)(j)	Amendment No. 1 to Employment Agreement between Wachovia and David K. Zwiener

(10)(k)	Amendment No. 1 to Employment Agreement between Wachovia and Thomas J. Wurtz.

(10)(l)	Form of Amendments to Employment Agreements between Wachovia and certain other executive officers.

*                                 *                                 *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: December 29, 2008	By:	/s/ Jane C. Sherburne
	Name:	Jane C. Sherburne
	Title:	Senior Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

(10)(a)	Amended and Restated Wachovia Corporation Elective Deferral Plan (as amended and restated effective January 1, 2009)

(10)(b)	Amended and Restated Wachovia Corporation Savings Restoration Plan (as amended and restated effective December 31, 2008)

(10)(c)	Amendment 2008-1 to the Wachovia Corporation Savings Restoration Plan (as amended and restated effective January 1, 2002)

(10)(d)	Amended and Restated Legacy First Union Corporation Benefit Restoration Plan (as amended and restated December 31, 2008)

(10)(e)	Amendment 2008-1 to the Legacy First Union Corporation Benefit Restoration Plan (as amended and restated April 20, 1999)

(10)(f)	Amended and Restated Deferred Compensation Plan for Non-Employee Directors of Wachovia Corporation (as amended and restated effective December 31, 2008)

(10)(g)	Amendment No. 2 to Employment Agreement between Wachovia and Benjamin P. Jenkins, III

(10)(h)	Amendment No. 2 to Employment Agreement between Wachovia and David M. Carroll

(10)(i)	Amendment No. 2 to Employment Agreement between Wachovia and Stephen E. Cummings

(10)(j)	Amendment No. 1 to Employment Agreement between Wachovia and David K. Zwiener

(10)(k)	Amendment No. 1 to Employment Agreement between Wachovia and Thomas J. Wurtz.

(10)(l)	Form of Amendments to Employment Agreements between Wachovia and certain other executive officers.